LANDEC CORPORATION

                             1996 STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

                  Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock
Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Affiliate" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

                  (c)  "Applicable  Laws"  shall have the  meaning  set forth in
Section 4(a) below.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

                  (g) "Common Stock" shall mean the Common Stock of the Company.

                  (h) "Company" shall mean Landec Corporation, a California corporation.

                  (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

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                  (k) "Director" shall mean a member of the Board.

                  (1) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

                  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

                  (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

                  (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.


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                  (s) "Option" shall mean a stock option granted pursuant to the
Plan.

                  (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

                  (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (w) "Plan" shall mean this 1996 Stock Option Plan.

                  (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

                  (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

                  (z)  "Subsidiary"  shall  mean  a  "subsidiary   corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Composition of Administrator.

                           (i) Multiple  Administrative  Bodies. If permitted by
Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

                           (ii)  Administration  with respect to  Directors  and
Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, grants under the Plan shall be made by (A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3 and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based

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

compensation, or (B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                           (iii)  Administration  with respect to Other Persons.
With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                           (iv)  General.  If a  Committee  has  been  appointed
pursuant to subSection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subSection (ii), to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock, in accordance with Section 2(m) of the Plan;

                           (ii) to select the Employees and  Consultants to whom
Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to  determine  the  number  of  shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

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                           (vii) to reduce the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

                  (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term often (10) years unless sooner terminated under Section 16 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

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

         8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 500,000.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                                    (B) granted to any other  Employee,  the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)  granted to a person who, at the time of
the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                                    (B) granted to any person other than a Named
Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding  anything  to the  contrary in
subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (4) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of

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

payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he

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

or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d)  Death  of  Optionee.  In the  event  of the  death  of an
Optionee:

                           (i)  during the term of the Option who is at the time
of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

                           (ii) within thirty (30) days (or such other period of
time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee' s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this

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paragraph.  When an Optionee  incurs tax liability in connection  with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that
(i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

                  All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

                  (c)  all  elections   shall  be  subject  to  the  consent  or
disapproval of the Administrator.

                           In the event the election to have Shares  withheld is
made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided that the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this
Section 13.

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         14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

                  (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         16. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the Plan:

                           (i) any  increase in the number of Shares  subject to
the Plan, other than an adjustment under Section 14 of the Plan;

                           (ii) any  change in the  designation  of the class of
persons eligible to be granted Options; or

                           (iii)  any  change  in the  limitation  on  grants to
employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code.

                  (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         20. Shareholder Approval.

                  (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

                  (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                           (i)  furnish in writing to the  holders  entitled  to
vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                           (ii)file  with, or mail for filing to, the Securities
and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

                               LANDEC CORPORATION

                             1996 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT



Optionee's Name and Address:

Optionee
OptioneeAddress1
OptioneeAddress2

         You have been granted an option to purchase Common Stock of Landec Corporation, (the "Company") as follows:

         Board Approval Date:                ___________________________

         Date of Grant (Later of Board
                  Approval Date or
                  Commencement of
                  Employment/Consulting):    ExercisePrice

         Exercise Price Per Share:           ExercisePrice

         Total Number of Shares Granted:     SharesGranted

         Total Price of Shares Granted:      TotalExercisePrice

         Type of Option:                     NoSharesISO Shares Incentive Stock
                                             Option
                         NoSharesNSO Shares Nonstatutory
                                             Stock Option

         Term/Expiration Date:               Term/ExpirDate

         Vesting Commencement Date:          VestingStartDate

         Vesting Schedule:                   VestingSchedule

         Termination Period:                 Option  may  be  exercised   for  a
                                             period of 30 days after termination
                                             of    employment    or   consulting
                                             relationship  except  as set out in
                                             Sections  7  and  8  of  the  Stock
                                             Option  Agreement  (but in no event
                                             later than the Expiration Date).

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Landec Corporation 1996 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                             LANDEC CORPORATION



____________________________          By: ________________________________
Signature

____________________________          Title: _____________________________
Print Name

                               LANDEC CORPORATION


                             STOCK OPTION AGREEMENT

         1. Grant of Option. Landec Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

         To the extent designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent not so designated, this Option is intended to be a Nonstatutory Stock Option.

         2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

                  (a)      Right to Exercise.

                           (i) This Option may not be  exercised  for a fraction
of a share.

                           (ii) In the event of Optionee's death,  disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

                           (iii) In no event may this Option be exercised  after
the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

                           (iv) If designated  an Incentive  Stock Option in the
Notice of Stock Option Grant, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that vest in any calendar year have an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

                  (b)      Method of Exercise.

                           (i) This Option shall be exercisable by delivering to
the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (ii) As a condition  to the  exercise of this Option,
Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (iii)  No  Shares  will  be  issued  pursuant  to the
exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Termination of Relationship. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

         7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. Death of Optionee. In the event of the death of Optionee:

                  (a) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

                  (b) within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of

Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         10. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         11. No Additional Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. Tax Consequences. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Incentive Stock Option. If this Option is an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

                  (b) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (c) Disposition of Shares. If this Option is an Incentive Stock Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

                  (d) Notice of Disqualifying Disposition. If the Option granted to Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

         13. Signature. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.




                  [Remainder of page left intentionally blank]

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:               Landec Corporation
Attn:             Stock Option Administrator
Subject:          Notice of Intention to Exercise Stock Option

         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Landec Corporation Common Stock, under and pursuant to the Company's 1996 Stock Option Plan and the Stock Option Agreement dated ___________, as follows:

                  Grant Number:                 ________________________________

                  Date of Purchase:             ________________________________

                  Number of Shares:             ________________________________

                  Purchase Price:               ________________________________

                  Method of Payment
                  of Purchase Price:            ________________________________


         Social Security No.:       ________________________________

         The shares should be issued as follows:

                  Name:    ________________________________

                  Address: ________________________________

                           ________________________________

                           ________________________________

                  Signed:  ________________________________

                  Date:    ________________________________